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                                                                   Exhibit 10.38


                                AMENDMENT NO. 8
                                    TO THE
                      HEALTH MANAGEMENT ASSOCIATES, INC.
                     1993 NON-STATUTORY STOCK OPTION PLAN

                          Effective December 5, 2000


          WHEREAS, Health Management Associates, Inc., a Delaware corporation (the "Company"), has established the Health Management Associates, Inc. 1993 Non-Statutory Stock Option Plan, effective December 15, 1992, as heretofore amended (the "1993 Option Plan"); and

          WHEREAS, the Company desires to amend the 1993 Option Plan pursuant to
Section 11 of the 1993 Option Plan in the manner herein set forth;

          NOW, THEREFORE, Subsection (a) of Section 10 of the 1993 Option Plan is hereby amended and replaced in its entirety, to provide as follows:

                    10.     Form of Options and Conditions to Their Exercise.

                   "(a) Each Option by its terms will provide that it is not
               transferable by the grantee otherwise than by will or the laws of descent and distribution, and that it is exercisable, during the lifetime of the grantee, only by him; provided, however, that the Committee in its discretion may permit a grantee to transfer an Option owned by him to a trust of which he is the sole lifetime trustee and sole lifetime beneficiary."

          Except as amended hereby, the 1993 Option Plan shall remain in full force and effect in accordance with its terms.

          This amendment No. 8 to the Health Management Associates, Inc. 1993 Non-Statutory Stock Option Plan was authorized, approved and adopted by the Board of Directors of the Company on December 5, 2000.

                                         /s/ Timothy R. Parry
                                         --------------------------------------
                                         Timothy R. Parry, Corporate Secretary

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